                                                                    EXHIBIT 99.1

PRO FORMA FINANCIAL INFORMATION PRESENTING WILLIAMS ENERGY PARTNERS, TEXAS GAS
     TRANSMISSION CORPORATION, ALASKAN OPERATIONS AND GULF LIQUIDS NEW RIVER PROJECT LLC AS DISCONTINUED OPERATIONS FOR THE PERIODS INCLUDED IN WILLIAMS' ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2002

     In April 2003, Williams' Board of Directors approved resolutions that authorized management to execute and deliver, in the name of the sellers, agreements for the sales of its general partner and limited partner interests in Williams Energy Partners and its 5,800-mile Texas Gas pipeline operations In June 2003, Williams' Board of Directors approved resolutions that authorized management to execute and deliver, in the name of the sellers, agreements for the sales of the assets of Gulf Liquids New River Project LLC and Williams' operating assets located in the state of Alaska including, but not limited to the 220,000 barrels per day crude oil refinery located in North Pole, Alaska, the 29 company-owned convenience stores marketing under the "Williams Express" brand, a 3.0845% interest in the Trans Alaska Pipeline System ("TAPS") and other related assets. The following unaudited pro forma financial information is included to supplement Williams' previously issued consolidated financial statements included in Williams' Annual Report on Form 10-K for the year ended December 31, 2002, to present the operations of Williams Energy Partners, Texas Gas, the Alaskan businesses and Gulf Liquids New River Project LLC as discontinued operations. The combined revenues of these operations previously included in consolidated revenues as reported in Williams' Annual Report on Form 10-K were $1,489.1 million, $1,471.0 million and $1,517.1 million for the years ended December 31, 2002, 2001 and 2000, respectively, and the combined net income of these entities previously included in income (loss) from continuing operations was $83.4 million, $153.2 million and $156.6 million for the years ended December 31, 2002, 2001 and 2000, respectively. The unaudited pro forma consolidated statement of operations does not reflect any potential gain or loss (other than previously recorded impairment charges) related to the expected sales. Consistent with Williams' previously issued consolidated financial statements, other assets and/or businesses are also reported as discontinued operations, those being Kern River, Central, soda ash mining operations, Mid-America and Seminole Pipelines, Midsouth refinery and related assets, Williams travel centers, bio-energy facilities and Williams Communications Group, Inc.

     For comparative purposes, income (loss) from continuing operations as reported in Williams' Form 10-K was a loss of $501.5 million for the year ended December 31, 2002 and income of $802.7 million and $820.4 million for the years ended December 31, 2001 and 2000, respectively. Additionally, the reported loss from discontinued operations was $253.2 million, $1,280.4 million and $296.1 million for the years ended December 31, 2002, 2001, and 2000, respectively.

     The unaudited pro forma financial information on the following pages should be read in conjunction with the historical financial statements and notes thereto included in the Williams Annual Report on Form 10-K for the year ended December 31, 2002 and other information filed with the Securities and Exchange Commission.

                          THE WILLIAMS COMPANIES, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                   (UNAUDITED)


(Millions, except per-share amounts)                                                       Years Ended December 31,
------------------------------------                                                ---------------------------------------
                                                                                      2002           2001           2000
                                                                                    ---------      ---------      ---------
 Revenues:
   Energy Marketing & Trading                                                       $    56.2      $ 1,705.6      $ 1,295.1
   Gas Pipeline                                                                       1,241.8        1,180.8        1,310.3
   Exploration & Production                                                             899.9          615.2          331.0
   Midstream Gas & Liquids                                                            1,892.7        1,906.8        1,574.3
   Petroleum Services                                                                    58.2          239.0          561.2
   Other                                                                                 65.8           80.3           74.4
    Intercompany eliminations                                                           (95.3)        (133.2)        (104.1)
                                                                                    ---------      ---------      ---------
      Total revenues                                                                  4,119.3        5,594.5        5,042.2
                                                                                    ---------      ---------      ---------
 Segment costs and expenses:
   Costs and operating expenses                                                       2,578.5        2,787.7        2,704.1
   Selling, general and administrative expenses                                         568.7          660.5          486.8
   Other (income) expense - net                                                         276.9          (12.4)          82.5
                                                                                    ---------      ---------      ---------
      Total segment costs and expenses                                                3,424.1        3,435.8        3,273.4
                                                                                    ---------      ---------      ---------
General corporate expenses                                                              142.8          124.3           97.2
                                                                                    ---------      ---------      ---------
 Operating income (loss):
   Energy Marketing & Trading                                                          (471.7)       1,294.6          968.2
   Gas Pipeline                                                                         470.7          398.3          467.1
   Exploration & Production                                                             516.8          219.5           75.8
   Midstream Gas & Liquids                                                              196.4          185.9          282.0
   Petroleum Services                                                                      .4           63.3          (18.3)
   Other                                                                                (17.4)          (2.9)          (6.0)
   General corporate expenses                                                          (142.8)        (124.3)         (97.2)
                                                                                    ---------      ---------      ---------
      Total operating income                                                            552.4        2,034.4        1,671.6
                                                                                    ---------      ---------      ---------
 Interest accrued                                                                    (1,159.6)        (691.8)        (620.8)
 Interest capitalized                                                                    27.4           36.9           32.1
 Interest rate swap loss                                                               (124.2)            --             --
 Investing income (loss)                                                               (113.1)        (172.8)          83.0
 Minority interest in income and preferred returns of consolidated subsidiaries         (41.8)         (71.7)         (56.8)
 Other income (expense) - net                                                            24.3           26.4            (.5)
                                                                                    ---------      ---------      ---------
 Income (loss) from continuing operations before income taxes                          (834.6)       1,161.4        1,108.6
 Provision (benefit) for income taxes                                                  (249.8)         511.9          444.8
                                                                                    ---------      ---------      ---------
 Income (loss) from continuing operations                                              (584.8)         649.5          663.8
 Loss from discontinued operations                                                     (169.9)      (1,127.2)        (139.5)
                                                                                    ---------      ---------      ---------
 Net income (loss)                                                                     (754.7)        (477.7)         524.3
 Preferred stock dividends                                                               90.1             --             --
                                                                                    ---------      ---------      ---------
 Income (loss) applicable to common stock                                           $  (844.8)     $  (477.7)     $   524.3
                                                                                    =========      =========      =========
 Basic earnings (loss) per common share:
   Income (loss) from continuing operations                                         $   (1.30)     $    1.31      $    1.49
   Loss from discontinued operations                                                     (.33)         (2.27)          (.31)
                                                                                    ---------      ---------      ---------
   Net income (loss)                                                                $   (1.63)     $    (.96)     $    1.18
                                                                                    =========      =========      =========
 Diluted earnings (loss) per common share:
   Income (loss) from continuing operations                                         $   (1.30)     $    1.30      $    1.48
   Loss from discontinued operations                                                     (.33)         (2.25)          (.31)
                                                                                    ---------      ---------      ---------
   Net income (loss)                                                                $   (1.63)     $    (.95)     $    1.17
                                                                                    =========      =========      =========

                          THE WILLIAMS COMPANIES, INC.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                   (UNAUDITED)


(Dollars in millions, except per-share amounts)                                                December 31,
-----------------------------------------------                                           ------------------------
                                                                                            2002           2001
                                                                                          ---------      ---------
ASSETS
Current assets:
    Cash and cash equivalents                                                             $ 1,650.4      $ 1,240.4
    Restricted cash                                                                           102.8             --
    Accounts and notes receivable, net of allowance of $111.8 ($251.8 in 2001)              2,415.4        2,659.6
    Inventories                                                                               380.5          487.8
    Energy risk management and trading assets                                               5,276.5        6,401.1
    Margin deposits                                                                           804.8          171.4
    Assets of discontinued operations                                                       1,251.1        1,002.7
    Deferred income taxes                                                                     569.2          440.6
    Other current assets and deferred charges                                                 435.4          421.4
                                                                                          ---------      ---------
       Total current assets                                                                12,886.1       12,825.0
Restricted cash                                                                               188.1             --
Investments                                                                                 1,468.6        1,554.4
Property, plant and equipment - net                                                        12,354.4       12,149.8
Energy risk management and trading assets                                                   3,578.7        4,030.4
Goodwill                                                                                    1,059.5        1,118.2
Assets of discontinued operations                                                           2,612.6        6,051.3
Receivables from Williams Communications Group, Inc.
      (less allowance of $103.2 in 2001)                                                      120.3          137.2
Other assets and deferred charges                                                             720.2          747.9
                                                                                          ---------      ---------
      Total assets                                                                        $34,988.5      $38,614.2
                                                                                          =========      =========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
    Notes payable                                                                         $   934.8      $ 1,424.5
    Accounts payable                                                                        1,939.8        2,466.3
    Accrued liabilities                                                                     1,411.8        1,596.4
    Liabilities of discontinued operations                                                    532.1          836.6
    Energy risk management and trading liabilities                                          5,359.6        5,412.7
    Guarantees and payment obligations related to Williams Communications
         Group, Inc.                                                                           47.7          645.6
    Long-term debt due within one year                                                      1,082.7          999.4
                                                                                          ---------      ---------
       Total current liabilities                                                           11,308.5       13,381.5
Long-term debt                                                                             11,076.7        8,287.8
Deferred income taxes                                                                       3,353.6        3,689.9
Liabilities and minority interests of discontinued operations                               1,258.0        1,503.3
Energy risk management and trading liabilities                                              1,863.5        2,757.6
Guarantees and payment obligations related to Williams Communications
    Group, Inc.                                                                                  --        1,120.0
Other liabilities and deferred income                                                         995.5          782.7
Contingent liabilities and commitments
Minority interests in consolidated subsidiaries                                                83.7           71.0
Preferred interests in consolidated subsidiaries                                                 --          976.4
Stockholders' equity:
   Preferred stock, $1 per share par value, 30 million shares authorized, 1.5 million
       issued in 2002, none in 2001                                                           271.3             --
   Common stock, $1 per share par value, 960 million shares authorized, 519.9 million
       issued in 2002, 518.9 million issued in 2001                                           519.9          518.9
   Capital in excess of par value                                                           5,177.2        5,085.1
   Retained earnings (deficit)                                                               (884.3)         199.6
   Accumulated other comprehensive income                                                      33.8          345.1
   Other                                                                                      (30.3)         (65.0)
                                                                                          ---------      ---------
                                                                                            5,087.6        6,083.7
    Less treasury stock (at cost), 3.2 million shares of common stock in 2002 and
          3.4 million in 2001                                                                 (38.6)         (39.7)
                                                                                          ---------      ---------
       Total stockholders' equity                                                           5,049.0        6,044.0
                                                                                          ---------      ---------
       Total liabilities and stockholders' equity                                         $34,988.5      $38,614.2
                                                                                          =========      =========

                          THE WILLIAMS COMPANIES, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF CASH FLOWS
                                   (UNAUDITED)

(Millions)                                                                                       Years Ended December 31,
----------                                                                                 ------------------------------------
                                                                                             2002          2001          2000
                                                                                           --------      --------      --------
OPERATING ACTIVITIES:
    Income (loss) from continuing operations                                               $ (584.8)     $  649.5      $  663.8
    Adjustments to reconcile to cash provided (used) by operations:
       Depreciation, depletion and amortization                                               682.6         536.6         434.1
       Provision (benefit) for deferred income taxes                                         (176.9)        320.5         338.2
       Payments of guarantees and payment obligations related to Williams
          Communications Group, Inc.                                                         (753.9)           --            --
       Provision for loss on property and other assets                                        435.8         157.4          57.3
       Net gain on dispositions of assets                                                    (190.4)        (91.2)         (7.8)
       Provision for uncollectible accounts:
          Williams Communications Group, Inc.                                                 268.7         188.0            --
          Other                                                                                 9.7          13.6           3.2
       Accrual for interest included in RMT note payable                                       32.2            --            --
       Amortization of deferred set-up fee and fixed rate interest on RMT note payable        110.9            --            --
       Minority interest in income and preferred returns of consolidated subsidiaries          41.8          71.7          56.8
       Tax benefit received and amortization of stock-based awards                             32.3          48.4          36.7
       Cash provided (used) by changes in current assets and liabilities:
          Restricted cash                                                                      (4.0)           --            --
          Accounts and notes receivable                                                       225.6         335.9      (1,486.6)
          Inventories                                                                          85.2         269.4        (244.0)
          Margin deposits                                                                    (633.4)        559.5        (671.7)
          Other current assets and deferred charges                                          (337.3)        130.9           7.8
          Accounts payable                                                                   (591.2)       (448.6)      1,245.4
          Accrued liabilities                                                                (244.9)        238.6         276.5
       Changes in current energy risk management and trading assets and liabilities         1,071.4        (742.9)       (218.8)
       Changes in noncurrent energy risk management and trading assets and liabilities       (442.4)       (806.1)       (485.2)
       Changes in noncurrent restricted cash                                                 (104.1)           --            --
       Other, including changes in noncurrent assets and liabilities                           36.1         (31.8)        107.7
                                                                                           --------      --------      --------
          Net cash provided (used) by operating activities of continuing operations        (1,031.0)      1,399.4         113.4
          Net cash provided by operating activities of discontinued operations                488.8         451.6         470.4
                                                                                           --------      --------      --------
          Net cash provided (used) by operating activities                                   (542.2)      1,851.0         583.8
                                                                                           --------      --------      --------
FINANCING ACTIVITIES:
    Proceeds from notes payable                                                               913.0       1,830.0       2,190.4
    Payments of notes payable                                                              (2,024.4)     (2,631.4)       (723.9)
    Proceeds from long-term debt                                                            3,481.5       3,377.1         984.6
    Payments of long-term debt                                                             (2,538.1)     (1,654.9)       (701.9)
    Proceeds from issuance of common stock                                                      5.2       1,388.5          64.1
    Proceeds from issuance of preferred stock                                                 271.3            --            --
    Dividends paid                                                                           (230.8)       (341.0)       (265.8)
    Net proceeds from issuance of preferred interests of consolidated subsidiaries               --          95.3         546.8
    Retirement of preferred interest in consolidated subsidiary                              (135.0)           --            --
    Redemption of Williams obligated mandatorily redeemable preferred securities of
         Trust holding only Williams indentures                                                  --        (194.0)           --
    Payments/dividends to minority and preferred interests                                    (48.0)        (50.3)        (35.7)
    Changes in restricted cash                                                               (182.1)           --            --
    Payments for debt issuance costs                                                         (186.3)        (44.8)         (3.9)
    Changes in cash overdrafts                                                                 28.4         (28.8)        (31.9)
    Other - net                                                                                (8.4)          (.1)          (.1)
                                                                                           --------      --------      --------
          Net cash provided (used) by financing activities of continuing operations          (653.7)      1,745.6       2,022.7
          Net cash provided by financing activities of discontinued operations                526.6       1,584.4       1,728.3
                                                                                           --------      --------      --------
          Net cash provided (used) by financing activities                                 $ (127.1)     $3,330.0      $3,751.0
                                                                                           --------      --------      --------

                           Continued on the next page

(Millions)                                                                                    Years Ended December 31,
----------                                                                              ------------------------------------
                                                                                          2002          2001          2000
                                                                                        --------      --------      --------
INVESTING ACTIVITIES:
   Property, plant and equipment:
       Capital expenditures                                                            $(1,687.2)    $(1,467.6)     $ (996.8)
       Proceeds from dispositions                                                          549.1          28.4          28.5
   Acquisitions of businesses (primarily property, plant and equipment),
     net of cash acquired                                                                     --      (1,291.6)       (726.4)
   Purchases of investments/advances to affiliates                                        (308.7)       (568.3)       (176.1)
   Proceeds from sales of businesses                                                     2,300.4         163.7            --
   Proceeds from dispositions of investments and other assets                              273.0         243.9          47.0
   Proceeds received on advances to affiliates                                              75.0          95.0            --
   Proceeds received on sale of claims against Williams Communications Group, Inc.         180.0            --            --
   Purchase of assets subsequently leased to seller                                           --        (276.0)           --
   Other - net                                                                              35.0          24.7            .7
                                                                                       ---------     ---------      --------
          Net cash provided (used) by investing activities of continuing operations      1,416.6      (3,047.8)     (1,823.1)
          Net cash used by investing activities of discontinued operations                (312.4)     (1,946.3)     (2,382.6)
                                                                                       ---------     ---------      --------
          Net cash provided (used) by investing activities                               1,104.2      (4,994.1)     (4,205.7)
                                                                                       ---------     ---------      --------
Cash of discontinued operations at spinoff                                                    --         (96.5)           --
                                                                                       ---------     ---------      --------
Increase in cash and cash equivalents                                                      434.9          90.4         129.1
Cash and cash equivalents at beginning of year                                           1,301.1       1,210.7       1,081.6
                                                                                       ---------     ---------      --------
Cash and cash equivalents at end of year*                                              $ 1,736.0     $ 1,301.1      $1,210.7
                                                                                       ---------     ---------      --------

* Includes cash and cash equivalents of discontinued operations of $85.6 million, $60.7 million and $249.5 million for 2002, 2001 and 2000, respectively.